CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06	12/31/06	03/31/07	06/30/07	09/30/07
ASSETS

Cash and Cash Equivalents	$150,409	$180,707	$142,887	$172,567	$145,393	$199,358	$232,259	$361,240	$276,115
Securities Available For Sale	1,348,521	1,383,909	1,344,016	1,288,390	1,231,369	1,137,352	1,205,593	918,214	919,066
FRB and FHLB Stock	19,352	19,352	19,352	18,577	16,124	13,403	15,027	9,136	9,138
Loans Held For Sale	34,774	19,737	19,319	18,882	21,646	17,354	21,991	23,495	17,891

Loans:
Commercial & Industrial (C&I)	841,430	848,420	836,986	851,692	854,475	853,839	865,347	944,752	937,034
Municipal	156,630	160,357	172,443	90,206	144,152	141,522	159,459	115,972	159,076
Multi-Family	192,563	196,590	195,809	205,443	213,153	216,049	247,029	254,068	245,510
Commercial Real Estate	1,760,621	1,778,202	1,827,096	1,884,716	1,933,279	1,942,685	1,977,258	2,103,461	2,155,342
Construction	173,909	192,165	212,824	218,123	211,187	232,000	217,068	239,493	269,349
Residential Real Estate	724,873	737,462	731,798	750,031	749,106	751,450	749,018	849,557	859,048
Home Equity Credit Lines	316,733	316,465	316,355	319,606	325,814	322,124	319,235	344,210	352,747
Consumer	259,865	257,829	254,719	254,839	246,394	237,541	231,221	258,168	258,279

Total Loans	4,426,624	4,487,490	4,548,030	4,574,656	4,677,560	4,697,210	4,765,635	5,109,681	5,236,385
Less: Allowance for Loan Losses	(61,468)	(60,822)	(61,464)	(62,070)	(62,153)	(62,160)	(62,768)	(67,400)	(67,494)

Net Loans	4,365,156	4,426,668	4,486,566	4,512,586	4,615,407	4,635,050	4,702,867	5,042,281	5,168,891

Accrued Interest Receivable	29,202	32,621	32,772	31,138	32,393	33,123	32,802	32,377	34,080
Other Assets	90,480	93,377	93,673	102,079	89,759	83,938	86,512	97,831	94,839
Premises and Equipment, net	70,509	69,731	68,568	69,503	67,952	67,036	68,541	74,151	76,066
Mortgage Servicing Rights	12,970	13,741	13,966	14,529	14,347	14,155	14,209	16,128	16,121
Identified Intangibles	18,320	17,655	16,991	16,326	15,661	14,996	14,332	20,986	20,137
Goodwill	216,136	216,038	216,038	216,038	216,038	216,038	216,038	282,448	282,448

Total Assets	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803	$6,610,171	$6,878,287	$6,914,792

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
Demand	$988,096	$973,752	$929,718	$965,794	$971,378	$966,758	$909,309	$997,538	$996,924
Savings	499,119	489,734	489,944	474,883	481,380	468,294	462,935	501,248	488,833
NOW	891,058	861,000	906,934	895,817	866,134	861,435	864,364	913,155	869,028
CMAs / Money Market	1,592,743	1,749,878	1,584,777	1,441,573	1,658,319	1,655,349	1,663,107	1,547,971	1,697,271
Certificates of Deposit Less than $100,000	814,435	814,289	853,645	878,181	858,834	848,814	880,993	971,505	997,583
Certificates of Deposit $100,000 and Over	607,897	625,682	618,319	661,322	663,086	678,243	749,061	743,720	759,986

Total Deposits	5,393,348	5,514,335	5,383,337	5,317,570	5,499,131	5,478,893	5,529,769	5,675,137	5,809,625

Securities Sold Under Agreements to Repurchase	64,114	56,315	53,238	138,773	87,112	73,611	87,017	114,798	118,015
Other Borrowings	179,552	171,008	288,482	285,497	135,975	136,409	261,656	290,067	167,070
Accrued Expenses and Other Liabilities	63,428	60,488	59,295	63,299	63,162	71,804	67,569	75,007	73,098

Total Liabilities	5,700,442	5,802,146	5,784,352	5,805,139	5,785,380	5,760,717	5,946,011	6,155,009	6,167,808

Stockholders' Equity:
Common Stock	50,220	50,220	50,235	50,235	50,235	50,235	50,261	52,425	52,435
Surplus	274,429	276,278	272,696	273,723	274,834	276,034	276,843	342,392	343,774
Retained earnings	405,624	419,057	430,811	442,456	454,985	468,331	479,271	478,499	491,777
Treasury, at cost	(65,684)	(60,801)	(64,189)	(85,678)	(85,613)	(105,666)	(126,987)	(139,535)	(135,931)
Accumulated Other Comprehensive Income	(14,595)	(18,968)	(25,216)	(30,924)	(19,470)	(24,008)	(21,263)	(14,369)	(9,387)
Director's Deferred Compensation to be Settled in Stock	5,400	5,604	5,459	5,664	5,738	6,160	6,035	6,164	6,405
Unearned Portion of Employee Restricted Stock	(7)	—	—	—	—	—	—	(2,298)	(2,089)

Total Stockholders' Equity	655,387	671,390	669,796	655,476	680,709	671,086	664,160	723,278	746,984

Total Liabilities and Stockholders' Equity	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803	$6,610,171	$6,878,287	$6,914,792

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands) CHZ

	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06	QTD 12/31/06	QTD 03/31/07	QTD 06/30/07	QTD 09/30/07
Interest Income:
Loans	$68,588	$71,834	$73,265	$78,547	$82,743	$84,752	$82,809	$87,780	$93,816
Investments	14,033	14,960	14,694	14,120	13,539	13,052	12,515	13,637	12,786

Total Interest Income	82,621	86,794	87,959	92,667	96,282	97,804	95,324	101,417	106,602

Interest Expense:
Deposits	17,561	20,904	23,065	25,715	28,868	30,905	31,351	33,536	36,339
Borrowings	2,845	2,857	3,898	4,900	4,689	3,670	5,192	5,927	3,387

Total Interest Expense	20,406	23,761	26,963	30,615	33,557	34,575	36,543	39,463	39,726

Net Interest Income	62,215	63,033	60,996	62,052	62,725	63,229	58,781	61,954	66,876
Provision for Credit Losses	1,325	1,354	1,533	1,750	1,670	1,967	1,500	1,500	2,000

Net Interest Income after Provision for Credit Losses	60,890	61,679	59,463	60,302	61,055	61,262	57,281	60,454	64,876

Noninterest Income:
Investment Management and Trust	4,996	5,047	5,153	5,322	5,233	5,585	5,667	6,183	6,614
Service Charges on Deposits	4,053	3,926	3,929	4,358	4,277	4,164	4,144	4,420	4,458
Mortgage Servicing	658	607	663	657	382	404	792	910	449
Gains on Sales of Loans, Net	2,586	2,301	1,370	1,903	1,624	1,397	1,172	1,535	1,410
Losses on Sales of Securities	0	0	0	0	0	0	0	(14,137)	0
Credit Card, Net	1,237	1,193	1,192	1,269	1,376	1,270	1,125	1,292	1,377
Insurance Commissions, Net	1,341	1,134	2,046	1,429	1,275	1,055	2,156	1,393	1,141
Other	2,907	3,243	3,234	3,590	1,970	4,062	3,027	3,176	5,910

Total Noninterest Income	17,778	17,451	17,587	18,528	16,137	17,937	18,083	4,772	21,359

Noninterest Expense:
Salaries	22,250	21,659	22,917	23,789	23,200	23,311	23,432	23,811	27,188
Employee Benefits	5,784	5,717	5,752	5,598	5,637	5,168	5,867	5,518	5,685
Net Occupancy	5,844	5,900	6,150	5,780	5,705	5,789	6,127	6,207	6,119
Data Processing	921	951	971	982	1,034	1,092	1,043	1,163	1,191
Amortization of Intangibles	665	665	665	664	665	665	665	726	849
Merger Costs	—	—	—	—	0	0	—	4,130	—
Other	9,948	11,097	9,945	10,823	9,777	10,288	10,153	10,996	10,977

Total Noninterest Expense	45,412	45,989	46,400	47,636	46,018	46,313	47,287	52,551	52,009

Income Before Income Taxes	33,256	33,141	30,650	31,194	31,174	32,886	28,077	12,675	34,226
Income Tax Expense	11,572	11,328	10,452	10,185	9,449	10,350	8,052	3,636	10,205

Net Income	$21,684	$21,813	$20,198	$21,009	$21,725	$22,536	$20,025	$9,039	$24,021

Effective tax rate	0.348	0.342	0.341	0.327	0.303	0.315	0.287	0.287	0.298

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06	QTD 12/31/06	QTD 03/31/07	QTD 06/30/07	QTD 09/30/07
Per Common Share
Earnings, Basic	$0.47	$0.46	$0.43	$0.45	$0.47	$0.50	$0.44	$0.20	$0.52
Earnings, Diluted	0.46	0.46	0.43	0.45	0.47	0.48	0.44	0.20	0.51
Dividends	0.18	0.18	0.18	0.20	0.20	0.20	0.20	0.22	0.22

Book Value	$14.08	$14.34	$14.33	$14.26	$14.80	$14.79	$14.85	$15.57	$16.02
Tangible Book Value	$9.04	$9.35	$9.34	$9.20	$9.76	$9.70	$9.70	$9.04	$9.53

Credit Quality
Nonperforming Assets (NPAs)	$18,299	$16,194	$24,844	$24,727	$26,089	$20,358	$23,312	$29,539	$29,086
90 Days past due and still accruing	2,720	3,038	3,323	2,283	3,196	3,352	3,930	4,141	3,810

Total	$21,019	$19,232	$28,167	$27,010	$29,285	$23,710	$27,242	$33,680	$32,896
NPAs to Loans Plus OREO	0.41%	0.36%	0.55%	0.54%	0.56%	0.43%	0.49%	0.58%	0.56%

Allowance for loan losses	$61,468	$60,822	$61,464	$62,070	$62,153	$62,160	$62,768	$67,400	$67,494
Reserve for unfunded commitments	—	1,200	1,200	1,200	1,200	1,200	1,200	1,226	1,172

Allowance for credit losses (ACL)	$61,468	$62,022	$62,664	$63,270	$63,353	$63,360	$63,968	$68,626	$68,666

ACL to Loans	1.39%	1.38%	1.38%	1.38%	1.35%	1.35%	1.34%	1.34%	1.31%
ACL to Loans (excluding municipals)	1.44%	1.43%	1.43%	1.41%	1.40%	1.39%	1.39%	1.37%	1.35%
ACL to Non-performing loans	335.92%	392.06%	257.81%	260.13%	248.90%	315.32%	274.75%	235.72%	238.41%

Charge-offs	$1,668	$1,840	$1,753	$1,871	$2,093	$3,070	$1,617	$1,663	$2,635
Recoveries	1,006	1,040	862	728	506	1,110	725	741	729

Net Charge-offs	$662	$800	$891	$1,143	$1,587	$1,960	$892	$922	$1,906

Net Charge-off Ratio	0.01%	0.02%	0.02%	0.03%	0.03%	0.04%	0.02%	0.02%	0.04%

Average Balance Sheet Data
Securities	$1,341,648	$1,378,688	$1,391,413	$1,333,444	$1,269,907	$1,201,734	$1,191,388	$1,056,954	$928,061
Loans, Net	4,316,317	4,408,205	4,455,403	4,552,727	4,626,194	4,632,538	4,663,406	4,855,054	5,149,631
Earning Assets	5,738,499	5,895,121	5,915,366	5,948,463	5,959,599	5,926,319	5,927,704	6,107,388	6,250,927
Total Assets	6,257,730	6,418,971	6,430,410	6,462,457	6,482,127	6,426,533	6,427,488	6,637,111	6,847,578
Deposits	5,270,406	5,454,388	5,377,674	5,372,367	5,442,894	5,459,681	5,365,049	5,509,524	5,764,915
Borrowings	272,257	246,660	321,073	367,521	312,430	224,552	328,039	383,029	280,709
Stockholders' Equity	651,667	660,353	671,058	661,020	662,964	677,244	664,993	677,370	730,560

Common Shares Outstanding	46,556,737	46,829,048	46,748,381	45,978,122	45,994,341	45,360,125	44,722,223	46,464,305	46,628,309
Weighted Average Common Shares Outstanding	46,519,124	46,689,991	46,804,242	46,423,288	45,982,152	45,745,340	45,104,605	45,186,587	46,559,348
Weighted Average Common and Common Equivalent Shares Outstanding	47,108,614	47,291,129	47,401,157	46,903,363	46,503,862	46,388,348	45,749,656	45,745,870	47,421,676

Return on Average Tangible Equity	20.80%	20.47%	18.92%	19.87%	20.20%	20.25%	18.93%	8.92%	22.48%
Return on Average Equity	13.20%	13.11%	12.21%	12.75%	13.00%	13.20%	12.21%	5.35%	13.04%
Core Return on Average Tangible Equity	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	20.61%	0.00%
Core Return on Average Equity	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	12.75%	0.00%
Return on Average Tangible Assets	1.46%	1.43%	1.35%	1.38%	1.41%	1.47%	1.34%	0.60%	1.49%
Return on Average Assets	1.37%	1.35%	1.27%	1.30%	1.33%	1.39%	1.26%	0.55%	1.39%
Core Return on Average Tangible Assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.38%	0.00%
Core Return on Average Assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.30%	0.00%
Net Yield on Earning Assets	4.35%	4.30%	4.20%	4.22%	4.23%	4.29%	4.06%	4.14%	4.33%
Efficiency Ratio	54.57%	54.37%	56.61%	56.87%	55.91%	54.56%	58.72%	57.16%	57.90%

Tangible Capital Ratio (TCR)	6.88%	7.01%	7.02%	6.79%	7.20%	7.10%	6.80%	6.39%	6.72%
TCR without Other Comprehensive Income	7.09%	7.28%	7.38%	7.24%	7.48%	7.45%	7.11%	6.59%	6.86%
Leverage Ratio	9.13%	9.21%	9.38%	9.04%	9.24%	9.24%	9.11%	8.73%	6.84%
Tier 1 Capital Ratio	10.90%	11.23%	11.61%	11.29%	11.59%	11.56%	10.93%	10.26%	8.20%
Total Capital Ratio	12.07%	12.40%	12.82%	12.49%	12.80%	12.78%	14.52%	13.83%	11.74%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended September 30, 2007

	2007			2006
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$947,860	$18,823	7.88%	$863,524	$17,298	7.95%
Municipal	163,098	2,355	5.78%	141,345	2,045	5.79%
Multifamily	247,621	4,526	7.15%	207,717	3,706	6.98%
Commercial Real Esate	2,120,653	38,585	7.22%	1,915,610	33,704	6.98%
Construction	252,148	4,829	7.49%	215,894	4,165	7.55%
Residential Real Estate	875,629	14,182	6.48%	771,780	12,334	6.39%
Home Equity	349,634	7,008	7.95%	322,452	6,524	8.03%
Consumer	261,011	4,416	6.71%	250,665	3,720	5.88%

Total Loans	5,217,654	94,724	7.20%	4,688,987	83,496	7.07%

Investments:
Taxable	869,217	10,666	4.91%	1,269,409	13,526	4.26%
Tax-Favored Securities	58,844	998	6.73%	498	8	6.52%
Interest-Bearing Deposits in Banks	49,111	651	5.26%	280	2	3.12%
Federal Funds Sold	56,101	745	5.27%	425	6	5.23%

Total Interest-Earning Assets	6,250,927	107,784	6.85%	5,959,599	97,038	6.47%

NonInterest-Earning Assets	664,674			585,321
Allowance for Loan Losses	(68,023)			(62,793)

Total Assets	$6,847,578			$6,482,127

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-Bearing Liabilities:
Savings	$501,830	$1,237	0.98%	$489,804	$1,050	0.85%
Now	861,712	2,118	0.98%	851,371	1,631	0.76%
CMA/Money Market	1,675,966	13,674	3.24%	1,605,212	11,433	2.83%
Certificates of Deposit less than $100,000	1,001,581	10,057	3.98%	873,690	7,532	3.42%
Certificates of Deposit $100,000 and over	733,422	9,254	5.01%	662,562	7,222	4.32%

Total Interest-Bearing Deposits	4,774,511	36,340	3.02%	4,482,639	28,868	2.55%
Repos	113,810	1,013	3.53%	104,068	1,008	3.84%
Other Borrowings	166,899	2,373	5.64%	208,362	3,681	7.01%

Total Interest-Bearing Liabilities	5,055,220	39,726	3.12%	4,795,069	33,557	2.78%

NonInterest-Bearing Liabilities:
Demand Deposits	990,404			960,255
Other Liabilities	71,394			63,839

Total Liabilities	6,117,018			5,819,163
Stockholders' Equity	730,560			662,964

Total Liabilities and
Stockholders' Equity	$6,847,578			$6,482,127

Net Interest Income		$68,058			$63,481

Interest Rate Spread (2)			3.73%			3.69%

Net Yield on Earning Assets (3)			4.33%			4.23%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended September 30, 2007

	2007			2006
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$904,253	$53,944	7.98%	$845,080	$48,731	7.71%
Municipal	154,613	6,757	5.83%	158,602	6,055	5.09%
Multifamily	240,661	12,901	7.07%	200,973	10,485	6.88%
Commercial Real Esate	2,026,798	108,633	7.17%	1,858,681	95,417	6.86%
Construction	236,180	13,429	7.50%	214,217	11,833	7.28%
Residential Real Estate	816,000	39,510	6.52%	759,203	34,986	6.20%
Home Equity	333,111	19,945	8.01%	318,144	18,338	7.71%
Consumer	245,502	11,882	6.47%	252,735	10,938	5.77%

Total Loans	4,957,118	267,001	7.19%	4,607,635	236,783	6.86%
Investments:
Taxable	983,324	33,201	4.50%	1,330,632	42,256	4.23%
Tax-Favored Securities	74,512	3,431	6.16%	498	24	6.52%
Interest-Bearing Deposits in Banks	17,900	700	5.23%	280	6	3.05%
Federal Funds Sold	64,438	2,545	5.28%	2,328	75	4.29%

Total Interest-Earning Assets	6,097,292	306,878	6.72%	5,941,373	279,144	6.27%

NonInterest-Earning Assets	606,319			577,460
Allowance for Loan Losses	(65,205)			(62,173)

Total Assets	$6,638,406			$6,456,660

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-Bearing Liabilities:
Savings	$480,625	$3,313	0.92%	$486,959	$2,530	0.69%
Now	848,510	6,025	0.95%	867,544	4,628	0.71%
CMA/Money Market	1,624,697	38,413	3.16%	1,602,800	30,459	2.54%
Certificates of Deposit less than $100,000	931,173	27,321	3.92%	855,926	20,489	3.20%
Certificates of Deposit $100,000 and over	722,244	26,154	4.84%	647,900	19,542	4.03%

Total Interest-Bearing Deposits	4,607,249	101,226	2.94%	4,461,129	77,648	2.33%
Repos	99,268	2,671	3.60%	88,642	2,259	3.41%
Other Borrowings	231,727	11,835	6.83%	245,065	11,228	6.13%

Total Interest-Bearing Liabilities	4,938,244	115,732	3.13%	4,794,836	91,135	2.54%

NonInterest-Bearing Liabilities:
Demand Deposits	940,401			934,845
Other Liabilities	68,552			61,998

Total Liabilities	5,947,197			5,791,679
Stockholders' Equity	691,209			664,981

Total Liabilities and
Stockholders' Equity	$6,638,406			$6,456,660

Net Interest Income		$191,146			$188,009

Interest Rate Spread (2)			3.59%			3.73%

Net Yield on Earning Assets (3)			4.18%			4.22%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.